SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549

                      ____________________


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 1995
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                 PIEDMONT BANKGROUP INCORPORATED
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              (Exact name as specified in charter)


   Virginia              0-8622           54-1046817
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(State or other     (Commission File    (IRS Employer
 jurisdiction of        Number)      Identification No.)
 incorporation)


        P. O. Box 4751, Martinsville, Virginia      24115
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      (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: 540-632-2972
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                 PIEDMONT BANKGROUP INCORPORATED
                        AND SUBSIDIARIES


Item 5.   Other Events
          ------------


Piedmont BankGroup Incorporated announced on December 26, 1995 that effective January 1, 1996 the Corporation would be known as MainStreet BankGroup Incorporated. The effective date of the Charter Amendment changing the name went into affect at 11:59 p.m. on December 31, 1995. The corporate headquarters will remain in Martinsville, Virginia; however, it will have a new mailing address of P. O. Box 4831, Martinsville, Virginia 24115-4831. The affiliate banks within MainStreet BankGroup Incorporated will maintain their separate identities, and will continue to operate as they do now. The six banks which are currently included in the organization are Piedmont Trust Bank, Bank of Carroll, Bank of Ferrum, First Community Bank, The First Bank of Stuart, and First Community Bank of Saltville.

MainStreet BankGroup Incorporated will trade over the counter with the new NASDAQ symbol of MSBC.

























                           SIGNATURES


          Pursuant to the requirements of Section 13 or 15 (d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                  PIEDMONT BANKGROUP INCORPORATED



                              By:   JAMES E. ADAMS
                                   -------------------
                                    James E. Adams, Senior Vice
                                    President, Treasurer, Chief
                                    Financial Officer

Date:  January 2, 1996
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